                                                                    Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

                  This Stock Purchase Agreeent (the "Agreement") is entered into as of this 29th day of August 2001, by and among VAOW Acquisition Corp., a corporation organized pursuant to the laws of the State of Delaware (the "Buyer"); Chistopher Astrom, an Individual, and Braulio Gutierrez, an Individual (collectively, the "Selling Shareholder"); and Encore Builders, Inc. (the "Issuer").

                              W I T N E S S E T H :

         WHEREAS, the Selling Shareholder is the owner of 100% of the Issued and Outstanding Capital Stock of the Company, consisting of 100 shares of Common Stock, Par Value $0.01 per share (the "Shares"), of the Company; and

         WHEREAS, the Buyer wishes to purchase from the Selling Shareholder, and the Selling Shareholder wishes to sell to the Buyer, the Shares owned by the Selling Shareholder subject to the terms and conditions contained in this Agreement; and

         WHEREAS, the Issuer wishes to issue and sell to the Buyer the remainder of the Issuer's Authorized Shares.

                            N O W   T H E R E F O R E ,

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the foregoing recitals are true and correct and further agree as follows:

1. PURCHASE AND SALE.

         (a) In consideration of the conveyance by the Selling Shareholder of the Shares to the Buyer, the Buyer shall pay the Selling Shareholder the sum of $1.00 (the "Selling Shareholder's Price"); and

         (b) In consideration of the issuance and conveyance by the Issuer of the Shares to the Buyer, the Buyer shall pay the Issuer the sum of $469,999.00 (the "Issuer's Price").

         (c) Upon receipt of this Agreement, the Selling Shareholder shall execute both copies of this Agreement and return one copy to the Buyer

         (d) The obligation of the Buyer to consummate the transactions contemplated by, and with which to comply with the undertaking made by it, under, this Agreement shall be conditioned upon its ability to obtain financing with which to do so. Consequently, if the Buyer is unable to obtain financing in an amount and on terms it, in its sole discretion, deems sufficient (i) to purchase the Shares, or (ii) to consummate the transactions contemplated by this Agreement, or (iii) to otherwise comply with the undertakings made by it under this Agreement, then (iv), the Buyer shall have no obligation to do so, and (v), neither the Selling Shareholder nor the Issuer shall have any rights or recourse whatsoever against the Buyer and its Officers, Directors, and Shareholders.

2. CLOSING AND CLOSING AGREEMENTS.

         (a) The Closing (the "Closing") of the purchase and sale of the Shares shall be held on or before August 27, 2001, (the "Closing Date"), at a specific date, place and time mutually agreed to by the parties, unless the parties mutually agree in writing to extend the date of Closing.

         (b) At the Closing, the Selling Shareholder and Issuer shall deliver to the Buyer the certificate or certificates representing the Shares.
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         (c)  At the Closing, the Buyer shall deliver to

                  (i)  the Selling Shareholder

                           (A) the sum of $1.00, along with two executed copies of this Agreement; and

                           (B) such other duly executed instruments or documents as may be reasonably requested by Selling Shareholder in order to consummate the transactions contemplated by this Agreement.

         (d)  At the Closing, the Buyer shall deliver to

                  (i)  the Issuer

                           (A) the a sum of $4,549.00 in cash, together with the Buyer's Promissory Demand Note in the amount $465,450.00, along with two executed copies of this Agreement; and

                           (B) such other duly executed instruments or documents as may be reasonably requested by Issuer in order to consummate the transactions contemplated by this Agreement

         (e) At or subsequent to the Closing, the parties shall execute and deliver any other instruments and take any actions, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.

3. THE ISSUER'S REPRESENTATIONS AND WARRANTIES.

         In order to induce Buyer to enter into this Agreement and purchase the Shares, the Issuer makes the following representations and warranties to Buyer, which representations and warranties shall be true and correct as of the Closing date as well as on the date hereof:

         (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted.

         (b) All action on the part of the Issuer (and, to the extent required, by the Selling Shareholder) necessary for the authorization, execution, and delivery of this Agreement, the performance of all obligations of the Issuer hereunder, and the authorization, issuance, sale, and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes the legal, valid and binding obligation of the Issuer, enforceable in accordance with its terms. Neither the Issuer's execution and delivery of this Agreement nor its consummation of the transactions contemplated hereby requires the approval or consent of any third party, whether governmental or otherwise.

         (c) The Shares are duly and validly issued and authorized, fully paid and non-assessable. Upon the conveyance of the Shares, the Buyer will be vested with legal and valid title to the Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind (except as provided herein).

         (d) The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement will not conflict with, or constitute or result in a breach, default or violation of:

                  (i) the Articles of Incorporation or Bylaws of the Issuer;




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                  (ii) any law, ordinance, regulation or rule applicable to the
Issuer;

                  (iii) any order, judgment, injunction or other decree by which the Issuer is bound; or

                  (iv) any written or oral contract, agreement, or commitment to which the Issuer is a party; nor will such execution, delivery and performance result in the creation of any lien or encumbrance upon the Shares.

         (f) The Issuer has duly filed all material Tax Returns (as defined below), and all returns and reports of all other governmental units having jurisdiction with respect to Taxes (as defined below) imposed on it or on its operations, all such Tax Returns were complete and accurate when filed, and all Taxes payable by the Issuer have been paid to the extent that such Taxes have become due (whether or not shown on any tax return). All Taxes payable by the Issuer for all periods through December 31, 2000, have been accrued or paid in full. [As used herein (i) the term "Tax" shall include any tax or similar governmental charge, assessment, impost, or levy (including without limitation income taxes, franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipt taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes) together with any related penalties, fines, additions to tax, or interest imposed by the United States or any state, county, local or foreign government, or subdivision or agency of any government; and (ii) the term "Tax Return" shall mean any return (including any information return), report, statement, schedule, notice, form, estimate, or declaration of estimated tax to be filed with any governmental authority relating to any Tax.]

         (g) There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Issuer or any of its officers, directors, employees, agents or stockholders thereof in their capacity as such, or any of the Issuer's properties or businesses, and there is no reason for the Issuer or the Selling Shareholder to believe otherwise, irrespective of whether or not they believe the actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations are valid or not;

         (h) Neither the Issuer nor the Selling Shareholder is subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other governmental authority, and neither the Issuer nor the Selling Shareholder have entered into any agreement to settle or compromise any proceeding pending or threatened against it or them which has involved any obligation other than the payment of money or for which the Issuer or the Selling Shareholder have any continuing obligation, and there is no reason for the Issuer or the Selling Shareholder to believe otherwise, irrespective of whether or not they believe the order, judgment, decree, injunction, stipulation or consent order is valid or not; and

         (i) There are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Issuer or the Selling Shareholder with respect to this Agreement, or in connection with the transactions contemplated hereby or thereby, and no Person has objected or threatened to object thereto, and there is no reason for the Issuer or the Selling Shareholder to believe otherwise, irrespective of whether or not they believe the claims, actions, suits, proceedings or investigations are valid or not.

         (j) No representation or warranty of the Issuer contained in this Agreement, and none of the statements or information concerning the Issuer contained in this Agreement, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants, or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. SELLING SHAREHOLDER'S REPRESENTATIONS AND WARRANTIES.

         In order to induce Buyer to enter into this Agreement and purchase the Shares, the Selling Shareholder makes the following representations and warranties to Buyer, which representations and warranties shall be true and correct as of the Closing date as well as on the date hereof:



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         (a) The Selling Shareholder has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Selling Shareholder and the consummation of the transactions contemplated hereby have been duly and validly authorized, and this Agreement constitutes the legal, valid and binding obligation of the Selling Shareholder, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby requires the approval or consent of any third party, whether governmental or otherwise.

         (b) The Selling Shareholder is the only legal, record and beneficial owner of the Shares. The Shares are free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind. Upon the conveyance of the Shares, the Buyer will be vested with legal and valid title to the Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind.

         (c) There is no outstanding right, agreement, power of attorney, commitment or understanding of any nature whatsoever, that:

                  (i) calls for the issuance, sale, pledge or other disposition of the Shares;

                  (ii) obligates the Selling Shareholder to enter into any of the foregoing; or

                  (iii) relates to the voting or control of such the Shares.

         (d) The execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement will not conflict with, or constitute or result in a breach, default or violation of:

                  (i) the Articles of Incorporation of By-Laws of the Selling Shareholder or the Company;

                  (ii) any law, ordinance, regulation or rule applicable to the Selling Shareholder or the Company;

                  (iii) any order, judgment, injunction or other decree by which the Selling Shareholder or the Company is bound; or

                  (iv) any written or oral contract, agreement, or commitment to which the Selling Shareholder or the Company is a party; nor will such execution, delivery and performance result in the creation of any lien or encumbrance upon the Shares.

         (e) The Selling Shareholder is subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other governmental authority, and neither the Company nor the Selling Shareholder have entered into any agreement to settle or compromise any proceeding pending or threatened against it or them which has involved any obligation other than the payment of money or for which the Company or the Selling Shareholder have any continuing obligation, and there is no reason for the Company or the Selling Shareholder to believe otherwise, irrespective of whether or not they believe the order, judgment, decree, injunction, stipulation or consent order is valid or not.

         (f) There are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Company or the Selling Shareholder with respect to this Agreement, or in connection with the transactions contemplated hereby or thereby, and no Person has objected or threatened to object thereto, and there is no reason for the Company or the Selling Shareholder to believe otherwise, irrespective of whether or not they believe the claims, actions, suits, proceedings or investigations are valid or not.

         (g) The representations and warranties contained in this Section do not contain any untrue statement of a material fact or omit to state a material fact required or necessary to be stated therein to make the statements made therein, in light of the circumstances in which they were made, not misleading.


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

5. BUYER'S REPRESENTATIONS AND WARRANTIES.

         In order to induce the Selling Shareholder and the Issuer to enter into this Agreement and sell the Shares, Buyer makes the following representations and warranties to the Selling Shareholder and the Issuer, which representations and warranties shall be true and correct as of the Closing date as well as the date hereof:

         (a) The Buyer has all requisite right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the full legal right and power and all authority and approval required:

                  (i) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of the Buyer in connection with the purchase of its Shares;

                  (ii) to delegate authority pursuant to a power of attorney;
and

                  (iii) to purchase and hold such Shares.

         (b) Neither the Buyer's execution and delivery of this Agreement nor its consummation of the transactions contemplated hereby requires the approval or consent of any third party.

         (c) This Agreement constitutes the legal, valid and binding obligation of the Buyer enforceable in accordance with its terms.

         (d) The Buyer represents that the signature of the party signing this Agreement on behalf of the Buyer:

                  (i) is the signature of a duly authorized representative of the Buyer; and

                  (ii)  is binding upon the Buyer.

         (e) The Buyer represents and warrants that the information set forth herein concerning the Buyer is complete, true, and correct.

         (f) The representations and warranties contained in this Section do not contain any untrue statement of a material fact or omit to state a material fact required or necessary to be stated therein to make the statements made therein, in light of the circumstances in which they were made, not misleading.

6. CONDITIONS TO BUYER'S OBLIGATIONS.

         The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, except such conditions as Buyer may waive:

         (a) The Selling Shareholder and/or Issuer shall have complied in all material respects with all of its agreements and covenants contained herein required to be complied with at or prior to the Closing, and all the representations and warranties of the Selling Shareholder and Issuer contained herein shall be true at and as of the Closing with the same effect as though made at and as of the Closing.

         (b) All action (including notifications and filings) that shall be required to be taken by the Selling Shareholder and/or Issuer in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third Parties (if any) that shall be required in order to enable the Selling Shareholder and/or Issuer to consummate the transactions contemplated hereby shall have been duly obtained.




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

         (c) No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened as of the Closing.

         (d) The Buyer shall have obtained financing with which to consummate the transactions contemplated by this Agreement and with which to comply with the undertaking made by it under this Agreement, so that, if the Buyer is unable to obtain financing in an amount and on terms it, in its sole discretion, deems sufficient (i) to purchase the Shares, or (ii) to consummate the transactions contemplated by this Agreement, or (iii) to otherwise comply with the undertakings made by it under this Agreement, then (iv), the Buyer shall have no obligation to do so, and (v), neither the Selling Shareholder nor the Issuer shall have any rights or recourse whatsoever against the Buyer and its Officers, Directors, and Shareholders.

7. CONDITIONS TO THE SELLING SHAREHOLDER'S OBLIGATIONS.

         The obligations of the Selling Shareholder to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, except such conditions as the Selling Shareholder may waive:

         (a) The Buyer shall have complied in all material respects with all of its agreements contained herein required to be complied with at or prior to the Closing, and all of the representations and warranties of the Buyer contained herein shall be true in all material respects at and as of the Closing with the same effect as though made at and as of the Closing.

         (b) All action (including notifications and filings) that shall be required to be taken by the Buyer in order to consummate the transactions contemplated hereby shall have been taken and all consents, approvals, authorizations and exemptions from third Parties that shall be required in order to enable the Buyer to consummate the transactions contemplated hereby shall have been duly obtained.

         (c) No order of any court or governmental or regulatory authority or body which restrains or prohibits the transactions contemplated hereby shall be in effect on the Closing date and no suit or investigation by any government agency to enjoin the transactions contemplated hereby or seek damages or other relief as a result thereof shall be pending or threatened in writing as of the Closing.

         (d) The Selling Shareholder shall have received from the Buyer all of the documents and other items required to be delivered at Closing as provided in
SECTION 2 herein.

8. SURVIVAL AND INDEMNIFICATION.

         (a) The representations, warranties, covenants and agreements contained herein shall survive for a period of two years from the date of Closing, unless the covenant or agreement specifies another period of time.

         (b) From and after the date of Closing, the Selling Shareholder and/or the Issuer and the Buyer, as the case may be, shall indemnify and hold harmless the other (the party seeking indemnification being referred to as the "Indemnified Party") from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any representation or warranty, or the breach of any covenant or agreement, contained herein or in any instrument or certificate delivered pursuant hereto, or in the case of the Selling Shareholder and/or Issuer, any claim arising from any action prior to the date of Closing, by the party against whom indemnification is sought (the "Indemnifying Party").




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         (c) The Indemnified Party shall promptly notify the Indemnifying Party in writing of any claim for indemnification, specifying in detail the basis of such claim, the facts pertaining thereto and, if known, the amount, or an estimate of the amount, of the liability arising therefrom. The Indemnified Party shall provide to the Indemnifying Party as promptly as practicable thereafter all information and documentation necessary to support and verify the claim asserted and the Indemnifying Party shall be given reasonable access to all books and records in the possession or control of the Indemnified Party or any of its affiliates which the Indemnifying Party reasonably determines to be related to such claim.

9. ENTIRE AGREEMENT AND BINDING EFFECT.

         (a) This Agreement constitutes the entire agreement between the Parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the Parties hereto with respect to the subject matter hereof and are not intended to confer upon any other person any rights or remedies hereunder except as expressly provided herein.

         (b) The Parties have not relied upon any promises, representations, warranties, agreements, covenants or undertakings, other than those set forth or referred to herein.

10. ASSIGNMENT.

         (a) This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective estates, heirs, legal representatives, successors and assigns.

         (b) No assignment of any rights or obligations hereunder may be made by the Selling Shareholder or by the Issuer without the prior written consent of the Buyer.

         (c) The Buyer may freely assign its rights and obligations hereunder without the consent of the Selling Shareholder or of the Issuer, and upon such assignment, the rights and obligations of the Buyer under this Agreement shall be binding upon and inure to the benefit of the Buyer's Assignee or its Successor in interest, as the case may be.

11. WAIVER.

         No waiver of any of the provisions of this Agreement will be deemed to constitute or will constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

12. AMENDMENT.

         No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties hereto.

13. CONSTRUCTION.

         (a) The Parties have participated jointly in the negotiation and drafting of this Agreement.

         (b) In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.



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

         (c) Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         (d) The specifications of any dollar amount in the representations and warranties or otherwise in this Agreement is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the Parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

14. SECTION HEADINGS.

         The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

15. COUNTERPARTS.

         This Agreement may be executed by the Parties hereto in separate counterparts, each of which will be deemed to be one and the same instrument;

16. APPLICABLE LAW; RESOLUTION OF DISPUTES; VENUE; JURISDICTION; WAIVER OF JURY TRIAL.

         (a) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without giving effect to the principles of conflicts of Law thereof.

         (b) The Parties hereto irrevocably agree and consent that all disputes concerning this Agreement or any claim or issue of any nature (whether brought by the Parties hereto or by any other person whatsoever) arising from or relating to this Agreement or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in the City of Miami in the State of Florida, which arbitration will proceed in accordance with the rules of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes.

         (c) The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

         (d) In the event any Party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, or any matters described or contemplated herein or therein, with respect to any of the matters described or contemplated herein or therein, the Parties to this Agreement hereby:

                  (i) agree as an alternative method of service to service of process in any legal proceeding by mailing of copies thereof to such party at its address set forth here in for communications to such Party;

                  (ii) agree that any service made as provided herein shall be effective and binding service in every respect; and

                  (iii) agree that nothing herein shall affect the rights of any Party to effect service of process in any other manner permitted by Law; and




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

                  EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

         (e) Each entity or Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).

17. REMEDIES CUMULATIVE.

          No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

18. BANK ACCOUNTS.

          Prior to, and, then, on the day of the Closing, the Selling Shareholder or the Company will arrange:

         (a) for the Company's then current bank account to be closed;

         (b) for all funds from said bank account to be transferred into a bank account to be selected by the Buyer; and

         (c) for the delivery of all bank account statements and records pertaining to the Company's (former) bank account to the Buyer.

19. FURTHER DOCUMENTATION.

         The Parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Agreement, which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.





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

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                            THE BUYER:

                                            VAOW ACQUISITION CORP.


                                            By:
--------------------------------------         ---------------------------------
                                               Richard Astrom, President


                                            By:
--------------------------------------         ---------------------------------
                                               Christopher Astrom, Secretary




                                            THE SELLING SHAREHOLDER:

                                            BRAULIO GUTIERREZ


                                            By:
--------------------------------------         ---------------------------------
                                               Braulio Gutierrez



                                            CHRISTOPER ASTOM


                                            By:
--------------------------------------         ---------------------------------
                                               Christoper Astom



                                            THE ISSUER:

                                            ENCORE BUILDERS, INC.

                                            By:
--------------------------------------         ---------------------------------
                                               Patricia Gutierrez, President


                                            By:
--------------------------------------         ---------------------------------
                                               Braulio Gutierrez, Secretary





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
EXHIBIT "A"

                                 PROMISSORY NOTE

$465,450.00                                                   September 29, 2001

         FOR VALUE RECEIVED, the Undersigned (the "Maker") promises to pay the principal sum of $465,450.00, together with interest on the unpaid principal balance at the rate of 10 percent PER ANNUM to the order of Encore Builders, Inc.

         Any unpaid principal, together with accrued but unpaid interest thereon, shall be due and payable on demand. Should the Maker default hereunder, unpaid principal shall bear interest at the rate of 15% PER ANNUM. All or any portion of the principal or interest due hereunder may be pre-paid at any time.

         If this note is placed in the hands of an attorney for collection, the Maker promises and agrees to pay the Holder's reasonable attorney's fees and collection costs, even though no suit or action is filed hereon; however, if a suit or an action is filed, the amount of such reasonable attorney's fees shall be fixed by the court, or courts in which the suit or action, including any appeal therein, is tried, heard or decided.


                                            VAOW ACQUISITION CORP.



                                            By:
                                               ---------------------------------
                                               Richard Astrom, As President,
                                               and not Individually